                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 29, 2004

                        Tropical Sportswear Int'l Corporation
               (Exact name of registrant as specified in its charter)

          Florida                   0-23161                 59-3424305
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            File Number           Identification No.)

                    4902 W. Waters Avenue, Tampa, FL 33634
                   (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

           (Former name or former address, if changed since last report.)

Item 2.01         Completion of Acquisition or Disposition of Assets.

Item 9.01         Financial Statements and Exhibits .

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information (unaudited).

                  Not Applicable.

         (c)      Exhibits

                  99.1    Press Release dated October 4, 2004

                  99.2    Purchase Agreement  dated  September 29, 2004 by  and
                          among  Tropical Sportswear Int'l Corporation,  Savane
                          International Corp. and Farah (Australia) PTY Limited
                          and  Farah  (New Zealand)  Limited  and South Pacific
                          Apparel PTY Limited

                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to be signed  on its behalf by the undersigned hereunto duly authorized.

                                      Tropical Sportswear Int'l Corporation

Date:    October 5, 2004              /s/ Robin J. Cohan
                                      Robin J. Cohan
                                      Executive Vice President,
                                      Chief Financial Officer and Treasurer
                                      (in the dual capacity of duly authorized
                                      officer and principal accounting officer)